                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


I.    RECONCILIATION OF COLLECTION ACCOUNT:
        End of Period Collection Account Balance as of Prior Payment Date:                                          280,231.07
        Available Funds:
             Contract Payments due and received in this period                                                    3,430,063.81
             Contract Payments due in prior period(s) and received in this period                                   436,185.28
             Contract Payments received in this period for next period                                              229,618.20
             Sales, Use and Property Tax payments received                                                          183,904.14
             Prepayment Amounts related to early termination in this period                                         577,238.99
             Servicer Advance                                                                                       252,436.69
             Proceeds received from recoveries on previously Defaulted Contracts                                          0.00
             Transfer from Reserve Account                                                                           11,832.35
             Interest earned on Collection Account                                                                   14,984.58
             Interest earned on Affiliated Account                                                                   11,215.46
             Proceeds from repurchase of Contracts per Contribution and Servicing
                Agreement Section 5.03                                                                                    0.00
             Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                contract < Predecessor contract)                                                                          0.00
             Amounts paid under insurance policies                                                                        0.00
             Maintenance, Late Charges and any other amounts                                                              0.00

                                                                                                                 -------------
        Total Available Funds                                                                                     5,427,710.57
        Less: Amounts to be Retained in Collection Account                                                          457,203.25
                                                                                                                 -------------
        AMOUNT TO BE DISTRIBUTED                                                                                  4,970,507.32
                                                                                                                 =============




        DISTRIBUTION OF FUNDS:
             1. To Trustee -  Fees                                                                                        0.00
             2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                          436,185.28
             3. To Noteholders (For Servicer Report immediately following the Final Additional
                      Closing Date)
                   a) Class A1 Principal and Interest                                                                     0.00
                   a) Class A2 Principal (distributed after A1 Note matures) and Interest                         3,528,787.41
                   a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                    182,832.00
                   b) Class B Principal and Interest                                                                 85,288.68
                   c) Class C Principal and  Interest                                                                96,871.68
                   d) Class D Principal and Interest                                                                 99,005.04
                   e) Class E Principal and Interest                                                                103,250.84

             4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                   0.00
             5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    35,275.50
                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  139,247.70
                   c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         11,832.35
             6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts          210,104.18
             7. To Servicer, Servicing Fee and other Servicing Compensations                                         41,826.66
                                                                                                                 -------------
        TOTAL FUNDS DISTRIBUTED                                                                                   4,970,507.32
                                                                                                                 =============

                                                                                                                 -------------
        End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
             Funds (if any)}                                                                                        457,203.25
                                                                                                                 =============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                $2,182,541.24
        - Add Investment Earnings                                                                                    11,832.35
        - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
        - Less Distribution to Certificate Account                                                                   11,832.35
                                                                                                                 -------------
End of period balance                                                                                            $2,182,541.24
                                                                                                                 =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                       $2,182,541.24
                                                                                                                 =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                    Pool A                                                                      80,387,514.47
                    Pool B                                                                      17,207,656.13
                                                                                                -------------
                                                                                                                    97,595,170.60

Class A Overdue Interest, if any                                                                         0.00
Class A Monthly Interest - Pool A                                                                  380,958.73
Class A Monthly Interest - Pool B                                                                   81,547.57

Class A Overdue Principal, if any                                                                        0.00
Class A Monthly Principal - Pool A                                                               2,361,603.09
Class A Monthly Principal - Pool B                                                                 887,510.02
                                                                                                --------------
                                                                                                                     3,249,113.11
Ending Principal Balance of the Class A Notes
                    Pool A                                                                      78,025,911.38
                    Pool B                                                                      16,320,146.11
                                                                                                -------------
                                                                                                                    --------------
                                                                                                                    94,346,057.49
                                                                                                                    ==============

--------------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000      Ending Principal
Original Face $190,972,000    Original Face $190,972,000     Balance Factor
$ 2.421854                    $                17.013558           49.403084%
--------------------------------------------------------------------------------------



IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                    Class A1                                                                             0.00
                    Class A2                                                                    59,505,170.60
                    Class A3                                                                    38,090,000.00
                                                                                                -------------
                                                                                                                    97,595,170.60
Class A Monthly Interest
                    Class A1 (Actual Number Days/360)                                                    0.00
                    Class A2                                                                       279,674.30
                    Class A3                                                                       182,832.00

Class A Monthly Principal
                    Class A1                                                                             0.00
                    Class A2                                                                     3,249,113.11
                    Class A3                                                                             0.00
                                                                                                -------------
                                                                                                                    3,249,113.11
Ending Principal Balance of the Class A Notes
                    Class A1                                                                             0.00
                    Class A2                                                                    56,256,057.49
                    Class A3                                                                    38,090,000.00
                                                                                                -------------      -------------
                                                                                                                   94,346,057.49
                                                                                                                   =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


V.   CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                         Pool A                                                                   1,837,373.96
                         Pool B                                                                     393,298.51
                                                                                                --------------
                                                                                                                    2,230,672.47

     Class B Overdue Interest, if any                                                                     0.00
     Class B Monthly Interest - Pool A                                                                9,079.69
     Class B Monthly Interest - Pool B                                                                1,943.55
     Class B Overdue Principal, if any                                                                    0.00
     Class B Monthly Principal - Pool A                                                              53,979.50
     Class B Monthly Principal - Pool B                                                              20,285.94
                                                                                                --------------
                                                                                                                       74,265.44
     Ending Principal Balance of the Class B Notes
                         Pool A                                                                   1,783,394.46
                         Pool B                                                                     373,012.57
                                                                                                --------------      ------------
                                                                                                                    2,156,407.03
                                                                                                                    ============

           ----------------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000      Ending Principal
           Original Face $4,365,000     Original Face $4,365,000       Balance Factor
           $ 2.525370                   $ 17.013847                          49.402223%
           ----------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class C Notes
                         Pool A                                                                   2,067,289.74
                         Pool B                                                                     442,546.78
                                                                                                --------------
                                                                                                                    2,509,836.52

      Class C Overdue Interest, if any                                                                    0.00
      Class C Monthly Interest - Pool A                                                              10,973.86
      Class C Monthly Interest - Pool B                                                               2,349.19
      Class C Overdue Principal, if any                                                                   0.00
      Class C Monthly Principal - Pool A                                                             60,726.94
      Class C Monthly Principal - Pool B                                                             22,821.69
                                                                                                --------------
                                                                                                                       83,548.63
      Ending Principal Balance of the Class C Notes
                         Pool A                                                                   2,006,562.80
                         Pool B                                                                     419,725.09
                                                                                                --------------      ------------
                                                                                                                    2,426,287.89
                                                                                                                    ============

      -----------------------------------------------------------------------------------
      Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
      Original Face $4,910,955   Original Face $4,910,955       Balance Factor
      $ 2.712924                 $ 17.012705                         49.405623%
      -----------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                               Pool A                                                            2,067,289.74
                               Pool B                                                              442,546.78
                                                                                                -------------
                                                                                                                    2,509,836.52

           Class D Overdue Interest, if any                                                              0.00
           Class D Monthly Interest - Pool A                                                        12,731.06
           Class D Monthly Interest - Pool B                                                         2,725.35
           Class D Overdue Principal, if any                                                             0.00
           Class D Monthly Principal - Pool A                                                       60,726.94
           Class D Monthly Principal - Pool B                                                       22,821.69
                                                                                                -------------
                                                                                                                       83,548.63
           Ending Principal Balance of the Class D Notes
                               Pool A                                                            2,006,562.80
                               Pool B                                                              419,725.09
                                                                                                -------------       ------------
                                                                                                                    2,426,287.89
                                                                                                                    ============

           -----------------------------------------------------------------------------------
           Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
           Original Face $4,910,955   Original Face $4,910,955       Balance Factor
           $ 3.147333                 $ 17.012705                          49.405623%
           -----------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                               Pool A                                                            2,067,289.74
                               Pool B                                                              442,546.78
                                                                                                -------------
                                                                                                                    2,509,836.52

           Class E Overdue Interest, if any                                                              0.00
           Class E Monthly Interest - Pool A                                                        16,228.22
           Class E Monthly Interest - Pool B                                                         3,473.99
           Class E Overdue Principal, if any                                                             0.00
           Class E Monthly Principal - Pool A                                                       60,726.94
           Class E Monthly Principal - Pool B                                                       22,821.69
                                                                                                -------------
                                                                                                                       83,548.63
           Ending Principal Balance of the Class E Notes
                               Pool A                                                            2,006,562.80
                               Pool B                                                              419,725.09
                                                                                                -------------       ------------
                                                                                                                    2,426,287.89
                                                                                                                    ============

           -----------------------------------------------------------------------------------
           Interest Paid Per $1,000   Principal Paid Per $1,000      Ending Principal
           Original Face $4,910,955   Original Face $4,910,955       Balance Factor
           $ 4.011890                 $ 17.012705                          49.405623%
           -----------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                     3,444,990.05
                                          Pool B                                       737,404.39
                                                                                     -------------
                                                                                                               4,182,394.44

           Residual Interest - Pool A                                                   21,842.75
           Residual Interest - Pool B                                                   13,432.75
           Residual Principal - Pool A                                                 101,211.56
           Residual Principal - Pool B                                                  38,036.14
                                                                                     -------------
                                                                                                                 139,247.70
           Ending Residual Principal Balance
                                          Pool A                                     3,343,778.49
                                          Pool B                                       699,368.25
                                                                                     -------------             -------------
                                                                                                               4,043,146.74
                                                                                                               =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                      41,826.66
            - Servicer Advances reimbursement                                                                    436,185.28
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                    210,104.18
                                                                                                               -------------
           Total amounts due to Servicer                                                                         688,116.12
                                                                                                               =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000



XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                91,871,747.82

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              2,698,974.96

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                   --------------
                                                                                                                     89,172,772.86
                                                                                                                     ==============
        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                         2,190,576.46

            - Principal portion of Prepayment Amounts                                                 508,398.50

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                    -------------
                                            Total Decline in Aggregate Discounted Contract Balance  2,698,974.96
                                                                                                    =============


POOL B
        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           beginning of the related Collection Period                                                                19,665,999.17

        Aggregate Discounted Contract Balance of Additional Contracts acquired during
           Collection Period                                                                                                  0.00

        Decline in Aggregate Discounted Contract Balance                                                              1,014,297.17

        Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
           ending of the related Collection Period                                                                   --------------
                                                                                                                     18,651,702.00
                                                                                                                     ==============

        Components of Decline in Aggregate Discounted Contract Balance:
            - Principal portion of Contract Payments  and Servicer Advances                           947,438.71

            - Principal portion of Prepayment Amounts                                                  66,858.46

            - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

            - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                   Contracts during the Collection Period                                                   0.00

            - Aggregate Discounted Contract Balance of Substitute Contracts added during
                   Collection Period                                                                        0.00

            - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                   during Collection Period                                                                 0.00

                                                                                                    -------------
                                            Total Decline in Aggregate Discounted Contract Balance  1,014,297.17
                                                                                                    =============    --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    107,824,474.86
                                                                                                                     ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS
           POOL A                                                                                               Predecessor
                                                                          Discounted          Predecessor       Discounted
           Lease #    Lessee Name                                         Present Value       Lease #           Present Value
           ------------------------------------------------------------   ----------------    --------------    -------------------
                      NONE











                                                                          ---------------                       -------------------
                                                                Totals:             $0.00                                     $0.00

           a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                           $0.00
           b) ADCB OF POOL A AT CLOSING DATE                                                                        $161,410,790.25
           c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                   0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ------------      --------


           POOL B                                                                                               Predecessor
                                                                          Discounted          Predecessor       Discounted
           Lease #    Lessee Name                                         Present Value       Lease #           Present Value
           ------------------------------------------------------------   ----------------    --------------    -------------------
                      NONE











                                                                          ---------------                       -------------------
                                                                Totals:             $0.00                                     $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                   RATING AGENCY APPROVES)                                                                                    0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180
                   DAYS), THE SERVICER HAS FAILED
              TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                     $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                      $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
        Contribution & Servicing Agreement Section 7.02                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                        YES               NO     X
                                                                                              ------------      --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XIV.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS -
       NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

         POOL A - NON-PERFORMING                                                                               Predecessor
                                                                   Discounted             Predecessor          Discounted
         Lease #    Lessee Name                                    Present Value          Lease #              Present Value
         ----------------------------------------------------      ----------------       --------------       --------------------
         1097-507   ADVANCED HEALTHCARE RESOURCES                       $159,644.40       1778-001                       $48,984.23
         1238-501   WILLIAM F SKINNER, M.D.                             $174,282.67       1777-001                      $325,671.26
         1505-005   NYDIC MEDICAL VENTURES VII, LLC                     $171,682.66       1855-001                      $153,223.12
         2488-001   HYDRO-TOUCH INC.                                    $110,973.88       1949-001                       $94,307.11
                    CASH                                                  $5,602.11






                                                                   ----------------                            --------------------
                                                      Totals:           $622,185.72                                     $622,185.72

         a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING
              CONTRACTS                                                                                                  622,185.72
         b) ADCB OF POOL A AT CLOSING DATE                                                                          $161,410,790.25
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                   $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                    $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
       per Contribution & Servicing Agreement Section 7.02                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION
       PERIOD                                                                             YES                  NO     X
                                                                                          --------------       --------



         POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                         Predecessor
                                                                   Discounted             Predecessor          Discounted
         Lease #    Lessee Name                                    Present Value          Lease #              Present Value
         ----------------------------------------------------      ----------------       --------------       --------------------
                    None









                                                                   ----------------                            --------------------
                                                      Totals:                 $0.00                                           $0.00

         a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS
             SUBSTITUTED                                                                                                      $0.00
         b) ADCB OF POOL B AT CLOSING DATE                                                                           $56,843,333.29
         c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                     0.00%

         * ANY CONTRACT DELINQUENT > 60 DAYS OR  HAS DEFAULTED
           (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
           OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                  $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                   $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
        per Contribution & Servicing Agreement Section 7.02                                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD                    YES                  NO     X
                                                                                          --------------       --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 13, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                  AGGREGATE DISCOUNTED CONTRACT BALANCE

        CONTRACTS DELINQUENT > 90 DAYS                                              TOTAL OUTSTANDING CONTRACTS
        This Month                                                  688,477.78      This Month                      107,824,474.86
        1 Month Prior                                               810,619.38      1 Month Prior                   111,537,746.99
        2 Months Prior                                            1,064,698.60      2 Months Prior                  114,974,963.20

        Total                                                     2,563,795.76      Total                           334,337,185.05

        a) 3 MONTH AVERAGE                                          854,598.59      b) 3 MONTH AVERAGE              111,445,728.35

        c) a/b                                                           0.77%


2.      Does a Delinquency Condition Exist (1c > 6% )?
                                                                                        Yes                No             X
                                                                                           ---------------         ---------------

3.      Restricting Event Check

        A. A Delinquency Condition exists for current period?                           Yes                No             X
                                                                                            ---------------        ---------------
        B. An Indenture Event of Default has occurred and is then continuing?           Yes                No             X
                                                                                            ---------------        ---------------

4.      Has a Servicer Event of Default occurred?                                       Yes                No             X
                                                                                            ---------------        ---------------


5.      Amortization Event Check

        A. Is 1c  > 8% ?                                                                Yes                No             X
                                                                                            ---------------        ---------------
        B. Bankruptcy, insolvency, reorganization; default/violation of
             any covenant or obligation not remedied within 90 days?                    Yes                No             X
                                                                                            ---------------        ---------------
        C. As of any Determination date, the sum of all defaulted contracts
             since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                No             X
                                                                                            ---------------        ---------------




6.      Aggregate Discounted Contract Balance at Closing Date                           Balance  $   218,254,123.54
                                                                                                 -------------------


        DELINQUENT LEASE SUMMARY

             Days Past Due              Current Pool Balance               # Leases
             -------------              --------------------               --------
                   31 - 60                      5,476,782.21                     58
                   61 - 90                         44,696.80                     11
                  91 - 180                        688,477.78                     21



        Approved By:
        Lisa J. Cruikshank
        Vice President